UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 1, 2006
BARNABUS ENERGY, INC. (Exact Name of Registrant as Specified in Charter)
NEVADA (State or Other Jurisdiction of Incorporation)	000-50450 (Commission File Number)	98-0370750 (IRS Employer Identification No.)
514 Via De La Valle Suite 200 Solana Beach, CA (Address of Principal Executive Offices)	92075 (Zip Code)
Registrant’s telephone number, including area code: (858)-794-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

Slide Presentation

Barnabus Energy, Inc. (the "Company") has prepared a slide presentation providing various details about the Company which is attached to this Current Report as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Slide Presentation

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNABUS ENERGY, INC.

Date: February	, 2006	By:___/s/David Saltman_______________
Name: David Saltman
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Slide Presentation